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                                 EXHIBIT 21.1
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                     SCIENTIFIC TECHNOLOGIES INCORPORATED
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                          Annual Report on Form 10-K
                         Year ended December 31, 1996


Subsidiaries of the Registrant.
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Applied Electro Technology, International, a California corporation
Zaisan Inc., a Texas corporation
STI Scientific Technologies GmbH, a German corporation

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